UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

Tempest Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35890	45-1472564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 400
Brisbane, California	94005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 798-8589

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TPST	The Nasdaq Stock Market LLC
Series A Junior Participating Preferred Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 9, 2026, Tempest Therapeutics, Inc., a Delaware corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The final results for each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below. These proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 26, 2026 (the “Proxy Statement”).

Proposal 1. Election of Directors.

The Company’s stockholders elected each of the persons listed below as a Class II director, to serve until the Company’s 2029 Annual Meeting of Stockholders or until his successor is duly elected and qualified or until his earlier death, resignation or removal. The final voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
John David Yee	9,910,731	235,236	N/A
William Drake Richey	9,840,725	305,242	N/A

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Company’s Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,111,485	15,607	18,875	N/A

Proposal 3. Approval of the Lincoln Park Stock Issuance Proposal.

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance and sale of 20% or more of the Company’s issued and outstanding common stock, par value $0.001 per share (“common stock”), pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,639,712	490,295	15,960	N/A

Proposal 4. Approval of the PIPE Proposal.

The Company’s stockholders approved, pursuant to Nasdaq Listing Rule 5635(d), the issuance of up to (A) (i) 3,105,591 shares of common stock issuable upon the exercise of outstanding Series C Warrants and (ii) 3,105,591 shares of common stock issuable upon the exercise of outstanding Series D Warrants, which warrants were issued in connection with the Company’s private placement pursuant to the Securities Purchase Agreement, dated September 11, 2026, by and between the Company and the investor party thereto, and (B) up to 217,391 shares of the Company’s common stock issuable upon the exercise of certain placement agent warrants issued to designees of H.C. Wainwright & Co., LLC, the Company’s placement agent in connection with the private placement. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,636,241	495,192	14,534	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPEST THERAPEUTICS, INC.

Date: November 10, 2026	By:	/s/ Matthew Angel
	Name:	Matthew Angel
	Title:	Chief Executive Officer

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